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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                 AUGUST 27, 2004
                        (Date of earliest event reported)

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                               HARSCO CORPORATION
             (Exact name of registrant as specified in its charter)



             DE                          1-3970                   23-1483991
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)



           P.O. BOX 8888 CAMP HILL, PENNSYLVANIA             17001-8888
         (Address of principal executive offices)            (Zip Code)


         Registrant's telephone number, including area code 717-763-7064


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As previously announced by the Company, Kathy G. Eddy was named to the Company's Board of Directors effective August 1, 2004. On August 27, 2004, the Company and Kathy G. Eddy executed a Director Indemnity Agreement. Under the Indemnity Agreement, the Company will indemnify Ms. Eddy for certain costs and expenses incurred as a director. The Agreement also specifies limits to the Company's indemnification obligation. The Agreement remains in effect during Ms. Eddy's term as a director of the Company, unless terminated pursuant to its terms. A copy of the agreement is attached hereto and incorporated by reference herein as
Exhibit 10.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibit 10. Indemnification Agreement



EXHIBIT INDEX

10. Indemnification Agreement



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         HARSCO CORPORATION
                                         (Registrant)


DATE: September 1, 2004                  /S/ Salvatore D. Fazzolari
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                                         Salvatore D. Fazzolari
                                         Senior Vice President, Chief Financial
                                         Officer and Treasurer